IMAGE CHAIN GROUP LIMITED, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the sale purchase transaction (the “Transaction”) between Image Chain Group Limited, Inc. (the “Company”, “ICGL”, “we”, “us”, “our”) and Image P2P Trading Group Limited (“Image P2P”).

Image Chain Group Limited, Inc.

Pro Forma

Balance Sheet - Unaudited

September 30, 2017

	Image Chain Group Limited, Inc.	Image P2P Trading Group Limited	Proforma	Proforma
	September 30, 2017	September 30, 2017	Adjustments	As Adjusted
Assets
Current assets
Cash and cash equivalents	$-	$161,524	$-	$161,524
Accounts receivable, net	-	1,292,066	-	1,292,066
Other receivables and other current assets	-	408,358	-	408,358
Inventories	-	631,749	-	631,749
Advances and prepayment to suppliers	-	500,883		500,883
Prepaid expenses	-	10,344	-	10,344
Prepaid taxes and taxes recoverable	-	105,328		105,328
Due from related parties	-	787,437	-	787,437
Total Current assets	-	3,897,689	-	3,897,689

Plant and equipment, net	-	11,132,706		11,132,706
Construction in progress and prepayment for equipment	-	77,621		77,621
Intangible assets, net	-	518,565		518,565
Other assets	-	101,375		101,375
Total Assets	-	15,727,956	-	15,727,956

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Short-term bank loans	$-	$2,554,662	$-	$2,554,662
Long-term debt – current portion	-	300,549	-	300,549
Accounts payable	-	794,817	-	794,817
Tax payable	-	42,904	-	42,904
Accrued liabilities and other payables	-	957,776	-	957,776
Customers advances and deposits	-	25,244	-	25,244
Due to related parties	326,736	5,494,595	-	5,821,331
Total Current Liabilities	326,736	10,170,547	-	10,497,283

Long-term bank loans	-	1,888,846	-	1,888,846
Total Liabilities	326,736	12,059,393	-	12,386,129

Stockholders’ Equity
Preferred Stock, $0.001 par value, 50,000 shares authorized, issued and outstanding as of September 30, 2017 and December 31, 2016, respectively	50	-		50
Common stock, $0.001 par value, 2,000,000,000 shares authorized, 7,270,882 pre -merger and 507,270,882 post -merger shares issued and outstanding as of September 30, 2017	7,271	-	500,000	507,271
Paid in capital, 50,000 issued and outstanding as of September 30, 2017	-	5,841,155	(5,841,155)	-
Additional paid in capital	1,719,802,929	-	(1,714,795,831)	5,007,098
Accumulated deficit	(1,720,136,986)	(1,788,943)	1,720,136,986	(1,788,943)
Accumulated other comprehensive loss	-	(383,649)	-	(383,649)
Total Stockholders’ Equity	(326,736)	3,668,563	-	3,341,827
Total Liabilities and Stockholders’ Equity	$-	$15,727,956	$-	$15,727,956

See notes to the unaudited pro forma combined financial statements

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Image Chain Group Limited, Inc.

Pro Forma

Statement of Operations and Comprehensive Loss for nine months ended September 30, 2017 – Unaudited

	Image Chain Group Limited, Inc.	Image P2P Trading Group Limited
	Nine Months Ended	Nine Months Ended	Proforma	Proforma
	September 30, 2017	September 30, 2017	Adjustment	As Adjusted(1)

Net revenues	$-	$1,209,107	$-	$1,209,107
Cost of revenues	-	1,206,693	-	1,206,693
Gross Profit	-	2,414	-	2,414

Operating Expenses
Selling, general and administrative expenses	326,736	305,292	(326,736)	305,292
Stock compensation	1,660,400,000	-	(1,660,400,000)	-
Total Operating Expenses	1,660,726,736	305,292	(1,660,726,736)	305,292

Operating Loss	(1,660,726,736)	(302,878)	1,660,726,736	(302,878)

Other income (expense)
Government subsidy	-	6,098	-	6,098
Interest expense	-	(182,200)	-	(182,200)
Other expense	-	(29,387)	-	(29,387)
Total Other Income	-	(205,489)	-	(205,489)

Loss Before Income Taxes	(1,660,726,736)	(508,367)	1,660,726,736	(508,367)
Provision for income taxes	-	-		-

Net Loss	$(1,660,726,736)	$(508,367)	$1,660,726,736	$(508,367)

Other Comprehensive Income (Loss)
Foreign currency translation loss	-	159,889	-	159,889
Total Comprehensive Loss	$(1,660,726,736)	$(348,478)	$1,660,726,736	$(348,478)

Basic and Diluted Loss per Common Share	$(389.16)	$(101.57)		$(0.00)
Basic and Diluted Weighted Average Common Shares Outstanding*	4,267,437	5,005		504,267,437

(1) Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

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Image Chain Group Limited, Inc.

Pro Forma

Statement of Operations and Comprehensive Loss for year ended December 31, 2016 – Unaudited

	Image Chain Group Limited, Inc.	Image P2P Trading Group Limited
	Year Ended	Year Ended	Proforma	Proforma
	December 31, 2016	December 31, 2016	Adjustment	As Adjusted

Net revenues	$-	$45,431	$-	$45,431
Cost of revenues	-	601,119	-	601,119
Gross loss	-	(555,688)	-	(555,688)

Operating Expenses
Selling, general and administrative expenses	9,466,267	516,939	(9,466,267)	516,939
Total operating expenses	9,466,267	516,939	(9,466,267)	516,939

Operating loss	(9,466,267)	(1,072,627)	9,466,267	(1,072,627)

Other income (expense)
Write-off of subscription receivable	(41,687,861)	-	41,687,861	-
Write-off of amounts due from related parties	(1,051,813)	-	1,051,813	-
Government subsidy	-	24,050	-	24,050
Interest income	-	56	-	56
Interest expense	-	(148,961)	-	(148,961)
Total Other Income	(42,739,674)	(124,855)	42,739,674	(124,855)

Loss Before Income Taxes	(52,205,941)	(1,197,482)	52,205,941	(1,197,482)
Provision for income taxes	-	-	-	-
Loss from Continued Operations	(52,205,941)	(1,197,482)	52,205,941	(1,197,482)

Discontinued Operations
Loss from discontinued operations	(1,359,710)	-	1,359,710	-
Gain on disposal of subsidiaries	2,568,643	-	(2,568,643)	-
Net gain from discontinued operations, net of taxes	1,208,933	-	(1,208,933)	-

Net Loss	$(50,997,008)	$(1,197,482)	$50,997,008	$(1,197,482)

Other Comprehensive Income (Loss)
Foreign currency translation loss	-	(302,596)	-	(302,596)
Total Comprehensive Loss	$(50,997,008)	$(1,500,078)	$50,997,008	$(1,500,078)

Basic and Diluted Loss per Common Share	$(12.91)	$(239.26)		$(0.00)
Basic and Diluted Weighted Average Common Shares Outstanding*	3,950,006	5,005		503,950,006

* Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

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Image Chain Group Limited, Inc.

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On November 14, 2017, Image Chain Group Limited, Inc. (the “Company”, “ICGL”, “we”, “us”, “our”), a company incorporated under the laws of the State of Nevada, USA, entered into a share exchange agreement (the “SEA”) with Image P2P Trading Group Limited (“Image P2P”) and Image P2P’s shareholders whereby the Company issued 500,000,000 new common shares in exchange for all of the issued and outstanding ordinary shares of Image P2P, which totaled 50,000. Image P2P is an investment holding company incorporated and domiciled in the British Virgin Islands. The transaction under the SEA has been accounted for as a reverse-merger and recapitalization of the Company where the Company (the legal acquirer) is considered the accounting acquiree and Image P2P Trading (the legal acquiree) is considered the accounting acquirer. As a result of this transaction, the Company is deemed to be a continuation of the business of Image P2P.

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheets have been derived from the historical September 30, 2017 balance sheet of Image P2P after giving effect to the acquisition with Image Chain Group Limited, Inc. The pro forma balance sheet and statement of operations and comprehensive loss present this transaction as if they had been consummated as of September 30, 2017 as required under Article 11 of Regulation S-X.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. The pro forma adjustments presented in the pro forma condensed combined balance sheet and statement of operations are described in Note 3— Pro Forma Adjustments.

The unaudited pro forma combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the merger. Unaudited pro forma financial information and the notes thereof should be read in conjunction with the accompanying historical financial statements of Image P2P included elsewhere in this report.

2. ACCOUNTING PERIODS PRESENTED

Certain pro forma adjustments were made to conform Image P2P’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet as of September 30, 2017 is presented as if the Image P2P acquisition had occurred on September 30, 2017 and combines the historical balance sheet of the Company at September 30, 2017 and the historical balance sheet of Image P2P at September 30, 2017.

The unaudited pro forma condensed combined statement of operations and comprehensive loss of the Company and Image P2P for the period ended September 30, 2017 are presented as if the acquisition had taken place on September 30, 2017. The pro forma statement of operations and comprehensive loss for the period ended September 30, 2017 combines the historical results of the Company for the nine months ended September 30, 2017 and the historical results of Image P2P for nine months ended September 30, 2017.

The unaudited pro forma combined statement of operations for the year ended December 31, 2016 has been prepared by combining the Company’s historical consolidated statement of operations for the year ended December 31, 2016, with the historical consolidated statement of income of Image P2P for the year ended December 31, 2016.

3. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet and statement of operations and comprehensive loss are as follows:

●	To record 500,000,000 shares of ICGL unregistered common stock issued in exchange for 50,000 shares of common stock of Image P2P Trading Group Limited.

●	To eliminate the accumulated loss of Image Chain Group Limited, Inc. incurred before the date of the SEA.

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